As filed with the Securities and Exchange Commission on August 19, 1997

                        Securities Act File No- 33-67174
                    Investment Company Act File No. 811-7956
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         POST-EFFECTIVE AMENDMENT NO. 2

                                     and/or

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940

                                 Amendment No. 6
                        (Check appropriate box or boxes)

                            -------------------------

                           HUDSON INVESTORS FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

                       50 Mt. Prospect Ave., P.O. Box 2070
                           Clifton, New Jersey, 07013
                    (Address of Principal Executive Offices)

          Registrant's Telephone Number, Including Area (973) 458-8000

                            -------------------------

                                   JAVED LATEF
                                    President
                           HUDSON INVESTORS FUND, INC.
                       50 Mt. Prospect Ave., P.O. Box 2070
                            Clifton, New Jersey 07013
                     (Name and Address of Agent for Service)

                            -------------------------


It is proposed that this filing will become effective (check appropriate box).

     [X] immediate upon filing pursuant to paragraph (b)
     [ ] on (date) pursuant to paragraph (b)
     [ ] 60 days after filing puruant to paragraph (a) (i)
     [ ] on (date) pursuant to paragraph (a) (i)
     [ ] 75 days after filing pursuant to paragraph a) (ii)
     [ ] on (date) pursuant to paragraph a(ii) of rule 485.
If appropriate, check the following box:
     [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

     The Registrant has registered an indefinite number of its shares under Securities Act of 1933 pursuant to Section (a) (1) of rule 24f-2 of the Investment Company Act of l940. Pursuant to Section (b) (2) of Rule 24f-2, the Registrant filed a Rule24-f Notice for its fiscal year ended December 3l, 1996 with the Securities and Exchange Commission on June 30, 1997. i

Copy To:                               John W. Belash, Esq.
                                       110 Wall Street, Suite 15B
                                       New York, New York 10005


                   -------------------------------------------


Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

Pursuant to Rule 24f-2 under the Investment Company Act of 1940 the Registrant hereby declares that it is registering an indefinite amount of its securities pursuant to this Registration Statement.

The Registrant hereby amends this Registration Statement under the Securities Act of 1933 on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with the provisions of Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission acting pursuant to Section 8(a), may determine.

                              CONTENTS OF FORM N-1A


                                                    Prospectus Caption
                                                    ------------------
Part A. INFORMATION REQUIRED IN A PROSPECTUS


Item 1.  Cover Page                               Cover Page
Item 2.  Synopsis                                 Hudson Investors Fund, Inc.
Item 3.  Condensed Financial Information          Fund Expenses
Item 4.  General Description of Registrant        Description of Fund
Item 5.  Management of the Fund                   Management of the Fund
Item 6.  Capital Stock and other Securities       Description of Common Stock
Item 7.  Purchase of Securities Being Offered     How to Buy Fund Shares
Item 8.  Redemption or Repurchase                 How to Redeem Fund Shares
Item 9.  Legal Proceedings                        Not Applicable


Part B. INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION


Item 10. Cover Page                               Cover Page
Item 11. Table of Contents                        Table of Contents
Item 12. General Information and History          Not Applicable
Item 13. Investment Objectives and Policies       Investment Restrictions
Item 14. Management of the Registrant             Directors & Officers of
Item 15. Control Persons and                       the Fund
          Principal Holders of Securities         Not Applicable
Item 16. Investment Advisory and Other Services   Investment Advisory Agreement
Item 17. Brokerage Allocation                     Portfolio Transactions &
                                                   Brokerage Commissions
Item 18. Capital Stock and Other Securities       Not Applicable
Item 19. Purchase, Redemption and Pricing of
                    Securities Being Offered      How to Buy Fund Shares
Item 20. Tax Status                               Additional Information
                                                   Concerning Taxes
Item 21. Underwriters                             Not Applicable
Item 22. Calculation of Performance Data          Additional Information on
                                                   Performance Calculations &
                                                   Total Return Calculations
Item 23. Financial Statements                     Financial Statements

Part C. OTHER INFORMATION


Item 24. Financial Statement and Exhibits       Financial Statement and Exhibits
Item 25. Persons Controlled by or Under         Persons Controlled by or Under
          Common Control                         Common Control
Item 26. Number of Holders of Securities        Number of Holders of Securities
Item 27. Indemnification                        Indemnification
Item 28. Business and Other Connections of      Business and Other Connections
          Investment Advisor                     of Investment Advisor
Item 29. Principal Underwriters                 Principal Underwriters
Item 30. Location of Accounts and Records       Location of Accounts and Records
Item 31. Management Services                    Management Services
Item 32. Undertakings                           Undertakings

PROSPECTUS
August 19, 1997



HUDSON INVESTORS FUND, INC.


     The HUDSON INVESTORS FUND, INC. (the "Fund") is a diversified open-end management investment company known as a mutual fund. There is no sales charge incurred in making an investment in the Fund.

     The Fund seeks to provide growth of capital through equity investment in business enterprises whose primary products, services and conduct meet strict ethical standards. For example, the Fund will not invest in entities which are involved to any degree in gambling, tobacco or alcoholic beverages, which are in the business of lending money, countenance violations of human rights, or recklessly or unlawfully pollute the environment. In addition, the Fund will not invest in interest bearing instruments. Rather, the Fund will concentrate its investments in businesses in which nearly all strict moral and ethical investors, regardless of philosophical, religious or personal moral standards, would feel comfortable in supporting.

     This Prospectus sets forth concisely information about the Fund that you should know before investing. It should be read and retained for future reference.


     A Statement of Additional Information for the Fund (also known as Part B) dated August 19, 1997, which may be revised from time to time, provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to some investors. It has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, write or call the Fund at its address or telephone number set forth under "General Information" in the Prospectus.


     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                  FUND EXPENSES

A. SHAREHOLDERS TRANSACTION EXPENSES

     Sales Load on Purchases                                  None
     Sales Load on Reinvested Dividends                       None
     Deferred Sales Load                                      None
     Redemption Fee (Redemption within one year)              None
     Redemption Fee (Redemption after one year)               None


B. ANNUAL FUND OPERATING EXPENSES ESTIMATED FISCAL 1997
     (as a percentage of net assets)

     Management Fees     (note 1)                             1.0%
     Rule 12b-I Fees     (note 2)                             0.0%
     Administrative Fees (note 1)                             0.25%
     Other Expenses                                           4.31%
                                                              ----
     Total Fund Operating Expenses                            5.56%


C. EXAMPLE


     You would pay the following expenses on a $1,000 investment, assuming (1) a 5% annual return and (2) redemption at the end of each period:

     1 Year                             $  66
     3 Years                            $ 198


Explanation of Table: The purpose of the table is to assist you in understanding the various costs and expenses that an investor in the Fund may bear directly or indirectly. While the example assumes a 5% annual return, the Fund's actual performance will vary and may result in an actual return more or less than 5%. The example should not be considered a representation of future expenses or performance. Actual expenses may be more or less than those shown.

     A. Shareholder Transaction Expenses are charges you pay when you buy or sell shares of the Fund. If you request a wire redemption of less than $1,000, you will be charged a $20.00 wire fee.

     B. Annual Fund Operating Expenses are based on an estimate of the Fund's expenses. Management Fees are paid by the Fund to Hudson Advisors, Inc. for managing the Fund's investments. Administrative Fees are paid by the Fund to Hudson Investment Management, Inc. for managing the Fund's business affairs. These fees may be decreased depending on the size of the Fund-See "Investment Manager And The Administrator". The Fund incurs Other Expenses for maintaining shareholder records, furnishing shareholder statements and reports, and other services. Management Fees, Administrative Fees and Other Expenses have already been reflected in the Fund's yield or share price and are not charged directly to individual shareholder accounts.


----------
1    Management Fees and Administrative Fees are currently waived.
2 The Board of Directors expects to adopt a "Service and Distribution Plan" pursuant to Rule12b-1 under the Investment Company Act of 1940, which must be submitted to shareholders before it can take effect . If approved by holders of a majority of the Fund's outstanding shares, it will provide for an annual fee of 1% of Fund assets.

                      HUDSON INVESTORS FUND - COMMON SHARES


                                                                                                                     August 9, 1994
                                                                         Year Ended December 31,                           To
                                                                                  1996                 1995         December 31,1994
                                                                                 ----                 ----         ----------------
Net asset value, beginning of period ................................        $251,028.00          $333,085.75          $200,000.00

Income from investment operations:
   Net investment income ............................................           1,091.36             2,424.00             1,273.25

   Net gains (losses) on securities
   (both realized and unrealized) ...................................         (35,431.09)          (87,647.90)          (11,914.25)
                                                                              ----------------------------------------------------

Total from Investment operations ....................................         (34,339.73)          (85,223.90)          (10,641.00)

Capital Shares transaction ..........................................         (30,800.14)            8,680.84           145,000.00

Less distributions:
   Dividends from net investment income .............................            -0-                   -0-                -0-

   Distributions from net realized capital gains ....................            -0-                   -0-                -0-

   Returns of capital ...............................................            -0-                   -0-                -0-

Administrative expenses .............................................         (10,233.57)           (5,514.69)           (1,273.25)
                                                                             -----------------------------------------------------

    Total distributions .............................................         (10,233.57)           (5,514.69)           (1,273.25)
                                                                              ----------------------------------------------------

Net asset value, end of period ......................................        $237,254.89          $251,028.00          $333,085.75
                                                                             -----------------------------------------------------

Total return ........................................................               7.98%               (6.96)%              (3.80)%

Ratios/supplemental data:
   Net assets, end of period (.00) ..................................        $237,255             $251,028             $333,086

   Ratio of expenses to average net assets ..........................               4.31%                1.45%                0.48%

   Ratio of net investment income to average net assets .............                .45%                 .83%                0.48%

   Portfolio turnover rate ..........................................             246%                 143%                  30%


                             DESCRIPTION OF THE FUND

     The Hudson Investors Fund, Inc. (the "Fund") is a diversified open-end investment management company seeking as its primary objective growth of capital with production of income as a secondary objective. The Fund seeks to achieve these objectives through investment in the securities of companies which meet strict ethical standards. The Fund commenced its operations in August 1994.

                 INVESTMENT OBJECTIVES AND POLICIES OF THE FUND

GENERAL


     The Fund seeks to provide growth of capital through equity investment in business enterprises whose primary products, services and conduct meet strict ethical standards. For example, as more fully set out below, the Fund does not invest in business enterprises which are involved to any significant degree in gambling, or the manufacture, sale or distribution of tobacco products or alcoholic beverages, which lend money for interest, support or countenance violations of human rights, or recklessly or unlawfully pollute the environment. Rather, the Fund concentrates its investments on businesses in which nearly all strict moral and ethical investors, regardless of personal, philosophical, religious or moral standards would feel comfortable in supporting. Investment may be made in domestic and foreign common and preferred securities or in instruments convertible in such securities.The issuers of these securities may be from very small to very large companies. Consequently, the securities purchased may range from "penny" stocks with subtantial risk to blue chips with comparatively lower risk. The Fund intends to limit investment in "penny" stock to no more than 25 % of it's net assets. The Fund may invest up to 10% of its net assets in unregistered securities, although the Fund may take into consideration the likelihood of any such company registering these or any of its securities in the foreseeable future.Current income (exclusively through dividends) is secondary to the primary goal of capital appreciation. The investment objectives of the Fund may not be changed without the approval of the holders of a majority of the outstanding shares of the Fund. There can be no assurance that the Fund's investment objectives will be achieved.


PARTICULAR CONSIDERATIONS

     Consideration of any particular investment first involves an assessment of whether that business entity's primary business purpose, product or service is consistent with the strict ethical and moral foundations upon which the Fund is based. While no list of ethical considerations can be exhaustive or complete, an understanding of the restrictions on investment must include at its base the fundamental concept that modern society necessarily brings each person into daily contact with forces that many would like to avoid and certainly would not want to invest in. Broad categories of products and service industries that many would care to avoid include alcoholic beverages, tobacco, illicit drug paraphernalia, literature or material that is pornographic or supportive of lifestyles based on drug abuse, violence or immorality as well as enterprises which own or draw a significant portion of their revenues or income from operating casinos, which offer entertainment of a lewd or immoral nature, or which primarily sell or distribute any of the products mentioned above (hereinafter, "prohibited activities").

     The Fund will not lend money for interest, nor will it invest in organizations that do so, including banks. Rather, the Fund will at all times, to the extent possible, invest in equity securities and equity equivalents. Dividend income will be permitted and the Fund may invest in dividend producing securities.

     The Fund also will not invest in a business enterprise which, regardless of its products or services, diminish the quality of life. For example, the Fund will not knowingly invest in any corporation which does not meet or exceed the environmental requirements of the jurisdictions in which it operates or otherwise recklessly destroys or pollutes the environment. The Fund will not invest in any business which countenances, by its presence or otherwise, violations of human rights such as apartheid or genocide.

     Naturally, many of the decisions will be subjective and will involve decisions such as materiality. There are few, if any, universal measurements of ethical or moral standards.The selection of appropriate investments, therefore, will largely be within the discretion and judgment of the management of the Fund. In addition, it should be noted that the moral and ethical considerations inherent in the Fund's investment philosophy necessarily limit the available investments compared with funds with no such criteria.

THE INVESTMENT SELECTION PROCESS

     Potential investment portfolio selections (based on traditional investment considerations) will be identified by the Manager, using standard research techniques, such as publicly available financial and operational data. Once potential investments are identified, a more detailed investigation of the financial affairs and the products, services and policies of the potential investment will be considered. The Fund may conduct personal interviews with company officials, inspection of facilities or use other appropriate methods, in addition to traditional investment techniques, to ascertain whether the company is the type of concern which would meet the Fund's particular requirements.

     After a security has been purchased, investigation of the company does not end. The Manager will continuously monitor the companies in the Fund's portfolio, including monitoring all publicly available information concerning the company, including the business press, communications with shareholders and SEC filings.

     If after the initial purchase by the Fund it is determined that the company's activities fall within the prohibited activities, the securities of such companies will be eliminated from the portfolio if a gain would result from the immediate sale. In no event, however, will such security be retained longer than six months from the time the Fund learns of the investment disqualification. This requirement may cause the Fund to dispose of a security at a time when it may be disadvantageous to do so.

PARTICULAR MANAGEMENT POLICIES REGARDING INTEREST

     The Fund will at all times, to the extent possible, be fully invested in equities such as common stock and preferred stock. The Fund believes many ethical investors are uncomfortable with lending money for interest and the Fund will avoid this type of investment. The consequence of not investing in interest-bearing securities is that the Fund will not enjoy the cash flow generated by interest income and may be invested in equity securities that do not produce current income. Interest income unavoidably incurred will be minimal and, if any is realized, will be donated to neutral charities meeting Internal Revenue Service requirements. Such charities would include the American Red Cross or the United Way. It is important to keep in mind that it is not the intention or the purpose of the Fund to make charitable contributions. Rather, it is to avoid profit realized from the lending of money for interest. Unfortunately, in the modern world funds must necessarily flow through the banking system and through brokerage accounts, making interest income almost impossible to avoid. But the Fund will be scrupulous in being fully invested in equities and equity equivalents as quickly as possible and it is anticipated that interest income will be kept to a bare minimum.

     The Fund believes it will be sufficiently liquid to meet redemption request even without depositing money in interest bearing accounts. A significant portion of the Fund's portfolio will be in common stocks which are readily tradable on national securities exchanges and markets. However, unlike other investment companies, the Fund cannot invest in debt securities for temporary defensive purposes. This may adversely affect the Fund's performance in difficult market situations.

                             MANAGEMENT OF THE FUND


     Overall responsibility for management and supervision of the Fund rests with the Fund's Directors. There are 8 Directors, 5 of whom are not "interested persons" of the Fund within the meaning of that term under the Investment Company Act of 1940. The Board meets regularly four times each year, and at other times as necessary.


     By virtue of the functions performed by Hudson Advisors, Inc., as Investment Manager, and Hudson Investment Management, Inc., as Administrator, the Fund requires no employees other than its executive officers, all of whom are employed by the Manager or Administrator.

     The Statement of Additional Information contains the names of and general background information regarding each Director and Principal Officer of the Fund.

                              MANAGEMENT DISCUSSION


     During the 12 month period ended December 31,1996 the Fund had a total return of 7.98% compared to a total average return of 19.24% for the growth funds during the same period, as published in the January 9, 1997 Barrons Lipper Mutual Fund Survey.

     There are three reasons for the under-performance of the Fund during the 12 month period under review. The first reason is that Socially Resposible portfolios generally under perform due to various restrictions on investment selection criteria. The second reason is that some of our investments were in stocks expected to show much larger price increases as the bull market advance broadened. This did not happen during the year. However, we continue to believe that out-of-favor stocks will advance substantially as the market keeps moving foward. The third reason is our higher ratio of expenses compared to other funds. No management and administrative fees were charged for the period. Still, the expense ratio remains high due to small size of the Fund and relatively fixed minimum costs to keep it operational.

     It is difficult to predict the market with any certainty. Based on positive economic news and good earnings reports it does appear, however, that the bullish sentiment is likely to continue beyond 1997. We still believe that in coming months smaller stocks which have not yet participated in the market advance may show better performance than the larger stocks. Accordingly, we are maintaining our investment in the stock market with particular emphasis on retail marketing, leisure products and semi conductors.

================================================================================
                          Average Annual Total Return
================================================================================
               1 Year                          3 Year *
               7.85 %                         - 2.76 %
================================================================================
     * Since Inception August 9, 1994.

               COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
                     IN HUDSON INVESTORS FUND AND S & P 500

                               [GRPAHIC OMITTED]

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL]

--------------------------------------------------------------------------------
                     Aug 1, 1994    Dec 31, 1994    Dec 31, 1995    Dec 31, 1996
--------------------------------------------------------------------------------
Hudson  Inv. Fund      10000           9620           8520           9200
--------------------------------------------------------------------------------
S & P   500            10000           10176          14023          17243
--------------------------------------------------------------------------------



                    INVESTMENT MANAGER AND THE ADMINISTRATOR


     The  Investment  Advisor  to  the  Fund  is  Hudson  Advisors,   Inc.  (the
"Manager"), 50 Mt. Prospect Avenue, P.O. Box 2070, Clifton, New Jersey 07013.


     The Manager provides investment advisory services exclusively for the Fund. It's principal executive officer, who is also a director of the Fund, is Javed Latef who owns 100% of the Manager's issued and outstanding shares. Mr. Latef will act for the Manager on a day to day basis.

     The Manager was formed in 1993. Mr. Latef, in addition to the background set forth in the Statement of Additional Information under " Directors and Officers of the Fund" has the experience of running a private pool of money invested in the same ethical manner as set forth under "Investment Objectives and Policies of the Fund Particular Considerations".

     Subject to the supervision and direction of the Fund's Board of Directors, the Manager manages the Fund's investment portfolio in accordance with the Fund's stated investment objectives and policies, makes investment decisions for the Fund and places orders to purchase and sell securities on behalf of the Fund.

     The Manager performs these services for an investment management fee payable monthly at an annual rate of the Fund's average daily net asset value as follows:

        Up to $20 million                              1.00%
        $20-100 million                                0.50%
        Over $ 100 million                             0.25%

     It should be noted that the Management Fee is higher than that paid by most investment companies. However, it should be noted that other larger investment companies have the benefit of significant economies of scale not available the Manager. Consequently, although such other companies may charge a smaller percentage, because they have a much larger pool of money, they in reality realize higher gross dollar fees. In addition, the Board of Directors has determined that the services provided by the Manager are greater than in the case of an investment company that does not have the detailed ethical considerations inherent in the Fund's operations. The Manager must not only perform traditional economic, financial and business analyses of prospective investments and continual review of existing investments, but must also make a careful analysis and investigation of each company's ethical considerations.


     Hudson Investment Management, Inc. (the "Administrator"), 50 Mt. Prospect Ave., P.O. Box 2070, Clifton, N.J. 07013 provides certain administrative services to the Fund, including assistance with certain federal and state compliance matters. The Administrator will keep, and update, and administer the share purchase and; redemption requests; compile and provide shareholders periodic information and performance reports. The Administrator receives a fee payable monthly at the annual rate of 0.25% of the Fund's average daily net asset value.


     The Fund will use certain registered broker-dealers as required to register the Fund's shares in order to comply with the various state securities laws.

     For a more complete description of the terms of the Investment Advisory Agreement, as well as for the guidelines followed by the Manager in seeking to obtain the best price and execution of the purchase and sale of securities for the Fund, please refer to the Statement of Additional Information.

     The Administrator is an "affiliated person" of the Manager, since they are under common control.

COMPUTATION OF NET ASSET VALUE

     The net asset value per share of the Fund is determined once each business day as of the close of regular trading hours (currently 4.00 p.m. New York time) on the New York Stock Exchange. Such determination will be made by dividing the value of all securities and other assets (including dividends accrued but not collected) less any liabilities (including accrued expenses), by the total number of shares outstanding.

Portfolio securities are valued as follows:

1. Securities listed or admitted to trading on any national securities exchange are valued at their last sale price on the exchange where the securities are principally traded or, if there has been no sale on that date, at the mean between the last reported bid and asked prices.

2. Securities traded in the over-the-counter market are valued at the last sale price, if carried in the National Market Issues section by NASDAQ; other over-the-counter securities are valued at the mean between the closing bid and asked prices obtained from a principal market maker.

3. All other securities and assets are valued at their fair value as determined in good faith by the Board of Directors of the Fund, which may include the amortized cost method for securities maturing in sixty days or less and other cash equivalent investments.

     Determination of the net asset value may be suspended when the right of redemption is suspended as provided under "How to Redeem Fund Shares".

                             HOW TO BUY FUND SHARES

     Shares of the Fund are offered on a continuous basis at the net asset value. The net asset value per share of the Fund, and hence the purchase price of the shares, will vary with the value of securities held in the Fund's portfolio. Purchasers of the Fund's shares pay no "sales load"; the full amount of the purchaser price goes toward the purchase of shares of the Fund. Purchases are made at the net asset value next determined following receipt of a purchase order by the Fund's Manager, Hudson Advisors, Inc. at the address set forth below, accompanied by payment for the purchase. The Fund may also from time to time accept wire purchase orders from broker/dealers and institutions who have been approved previously by the Fund.

     Orders for shares of the Fund received prior to the close of regular trading hours on the New York Stock Exchange (currently 4:00 p.m. New York time) are confirmed as the net asset value determined at the close of regular trading hours on the Exchange on that day.

     Orders received at the address set forth below subsequent to the close of regular trading hours on the New York Stock Exchange will be confirmed as the net asset value determined at the close of regular trading hours on the next day the New York Stock Exchange is open.


     An account may be opened and shares of the Fund purchased by completing the Investment Application enclosed within this Prospectus and sending the Application, together with a check for the desired amount, payable to "Hudson Investors Fund, Inc. " c/o Hudson Advisors, Inc., 50 Mt. Prospect Avenue, P.O. Box 2070, Clifton, New Jersey, 07013. The minimum amount for the initial purchase of shares of the Fund is $100.00. This minimum amount will remain in effect until the Fund reaches 2,000 shareholders, after which time the minimum amount for initial purchases will be $5,000.00. Subsequent purchases maybe made in amounts of $100 or more. (Note: There are no minimum investment amounts applied to retirement plans.) After each purchase you will receive an account statement for the shares purchased. Once a shareholder's account has been established, additional purchases may be made by sending a check made payable to "Hudson Investors Fund, Inc. " to the Fund c/o Hudson Advisors, Inc., 50 Mt. Prospect Ave., P.O. Box 2070, Clifton, New Jersey, 07013. Please enclose the stub of your account statement and include your Fund account number on your check (as well as the attributable year for retirement plan investments, if applicable). PLEASE NOTE: A $30 FEE WILL BE CHARGED TO YOUR ACCOUNT FOR ANY PAYMENT CHECK RETURNED TO THE CUSTODIAN DUE TO INSUFFICIENT FUNDS.


     You may also pay for shares by instructing your bank to wire federal funds to the Fund. Federal funds are monies of member banks within the Federal Reserve System. Your bank must include the full name(s) in which your account is registered and your Fund account number, and should address its wire as follows:

  Summit Bank Hackensack/Trust          ABA #021202162
              For
              A/C
              FBO "Hudson Investors Fund, Inc."
              Account of
              Shareholder Account #1400634005

     If you are opening a new account by wire transfer, you must first telephone the Fund's Manager at (973) 458-8000 to request an account number and furnish the Fund's Administrator with your social security or other tax identification number. A completed application with signature(s) of registrant(s) must be filed with the Fund immediately subsequent to the initial wire. Federal funds wires must be in amounts of $1,000 or more. Your bank will generally charge a fee for this wire. The Fund will not be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems.

     Shares  of  the  Fund  may  be  purchased  or  redeemed   through   certain
broker/dealers who may charge a transaction fee, which would not otherwise be charged if the shares were purchased or redeemed directly from the Fund.

     The Fund reserves the right to reject purchases under circumstances or in amounts considered disadvantageous to the Fund. CERTIFICATES WILL NOT BE ISSUED UNLESS REQUESTED IN WRITING BY THE REGISTERED SHAREHOLDER(S).

     The Fund is required by federal tax law to withhold 31% of reportable payments (which may include dividends, capital gains distributions, and redemptions) paid to shareholders who have not complied with IRS regulations regarding Tax ID Certification. In order to avoid this withholding requirement, you must certify via signature on your Application, or on a separate W-9 Form supplied by the Fund, that your Social Security or Taxpayer Identification Number is correct (or you are waiting for a number to be issued to you), and that you are currently not subject to backup withholding, or you are exempt from backup withholding.

     While the Fund provides most shareholder services, certain special services, such as a request for a historical transcript of an account, may involve an additional fee. To avoid having to pay such a fee for these special services, it is important that you save your last year-to-date Confirmation Statement received each year.


PLEASE REFER ALL QUESTIONS AND CORRESPONDENCE ON NEW AND EXISTING ACCOUNTS (SUCH AS PURCHASES OR REDEMPTIONS, OR STATEMENTS NOT RECEIVED), DIRECTLY TO THE FUND, BY WRITING TO HUDSON INVESTORS FUND, INC., 50 MT. PROSPECT AVE., P.O. BOX 2070, CLIFTON, NEW JERSEY 07013, OR BY CALLING THE FUND CUSTOMER SERVICE DEPARTMENT AT
(973) 458-8000. PLEASE REFERENCE YOUR FUND ACCOUNT NUMBER.


                            HOW TO REDEEM FUND SHARES

BY WRITTEN REQUEST ONLY

     Shareholders may only redeem shares of the Fund by mail, by writing directly to the Fund and requesting liquidation of all or any part of their shares. The redemption request must be signed exactly as the shareholder's name appears on the form of registration and must include the Fund account number. If shares are owned by more than one person, the redemption request must be signed by all owners exactly as their names appear in the registration.Shareholders holding stock certificates must deliver them along with their signed redemption requests.

To protect your account, and the Fund from fraud, signature guarantees are required for certain redemptions. SIGNATURE GUARANTEES ARE REQUIRED FOR: (1) all redemptions of $5,000 or more; (2) any redemptions if the proceeds are to be paid to someone other than the person(s) or organization in whose name the account is registered; (3) any redemptions which request that the proceeds be wired to a bank, and (4) requests to transfer the registration of shares to another owner. The Fund requires that signatures be guaranteed by an "eligible guarantor institution" as defined in rule 17Ad-I 5 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. Broker-dealers guaranteeing signatures must maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program. The Fund cannot accept guarantees from notaries public. In certain instances, the Fund may require additional documents, such as certified death certificates or proof of fiduciary or corporate authority. (NOTE: PLEASE CALL HUDSON INVESTORS FUND, INC. TO VERIFY REQUIRED LANGUAGE FOR ALL RETIREMENT REDEMPTION REQUESTS). No redemption shall be made unless a shareholder's investment application is first on file. In addition, the Fund will not mail redemption proceeds until checks (including certified checks or cashier's checks) received for the shares purchased have cleared, which can be as long as 15 days.

     Redemption requests mailed to the Fund's "Investment Manager" located in Clifton, New Jersey must be forwarded to the Fund's Administrator and will not be effected until they are received and determined to be in good order by the Fund's Administrator. The Fund's Administrator cannot accept redemption requests which specify a particular forward date for redemption. Due to the relatively high cost of maintaining smaller accounts, the Fund reserves the right to involuntarily redeem shares in any account for its then current net asset value (which will be promptly paid to the shareholder) if at any time the total investment does not have a value of at least $100.00, provided such value drop below the minimum is due to shareholder redemptions and not due solely to reduction in net asset value due to the Fund's performance. The shareholder will be notified that the value of his or her account is less than the required minimum and will be allowed at least 30 days to bring the value of the account up to at least $100.00 before the redemption is processed.


     The redemption price will be the net asset value of the shares to be redeemed as determined at the first close of regular trading hours on the New York Stock Exchange after receipt of such shares at the address set forth above to be redeemed. No redemption charge will be made. Payment for shares redeemed is made within seven days after receipt in good order of the certificates (or of the redemption request where no certificates have been issued) by mailing a check to the shareholder's address of record. Please note, a $20 fee will be charged to your account at the time of redemption if instructions to wire proceeds are given; there is no fee to mail proceeds.

     The right of redemption may not be suspended or payment upon redemption deferred for more than seven calendar days except: (1) when trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or such Exchange is closed for other than weekends and holidays, (2) when the Securities and Exchange Commission has by order permitted such suspension or (3) when an emergency, as defined by the Rules of the Securities and Exchange Commission, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable. In case of a suspension of the determination of the net asset value, the right of redemption is also suspended and unless a shareholder withdraws his request for redemption, he will receive payment at the net asset value next determined after termination of the suspension.

     As provided in the Fund's Articles of Incorporation, payment for shares redeemed may be made either in cash or in kind, or partly in cash and partly in kind. However, the Fund has elected, pursuant to Rule 18f- I under the Investment Company Act of 1940, to redeem its shares solely in cash up to the lesser of $250,000 or one percent of the net asset value of the Fund, during any 90 day period for any one shareholder. Payments in excess of this limit will also be made wholly in cash unless the Board of Directors believes that economic conditions exist which would make such a practice detrimental to the best interest of the Fund. Any portfolio securities paid or distributed in kind would be valued as described under "Computation of Net Asset Value". Subsequent sale of such securities would require payment of brokerage commissions by the investor.

     The value of a shareholder's shares on redemption may be more or less than the cost of such shares to the shareholder, depending upon the net asset value of the Fund's shares at the time of redemption.

        HOW TO REINVEST INCOME DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

     Any shareholder may at any time request and receive automatic reinvestment of any Fund income dividends and capital gains distributions, or income dividends only, or capital gains distributions only, in additional shares of the Fund unless the Fund's Board of Directors determines otherwise. Under this arrangement, the Fund sells to the shareholder full and fractional shares at the net asset value per share, adds these shares to the shareholder's unissued certificate account, and send the shareholder an account statement reflecting the reinvestment. The $100 minimum requirement for subsequent investments does not apply to such reinvestment.


     The election to reinvest may be made on the Investment Application enclosed within this Prospectus or by writing to Hudson Investors Fund, Inc., c/o Hudson Investment Management, Inc., 50 Mt. Prospect Ave., P.O. Box 2070, Clifton, New Jersey 07013. Any such election will automatically continue for subsequent dividends or distributions until written revocation is received by the Fund.


         INCOME DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS: TAX TREATMENT

     The Fund expects to distribute quarterly substantially all of its net investment income, if any, and annually all of its net realized capital gains, if any. Any distribution paid necessarily reduces the Fund's net asset value per share by the amount of the distribution. Distributions may be reinvested in additional shares of the Fund (see "How to Reinvest Income Dividends and Capital Gains Distributions" above).

     The Fund intends to meet the requirements for the special tax treatment afforded certain investment companies and their shareholders under Subchapter M of the Internal Revenue Code. Under such circumstances, the Fund is not subject to federal income tax on such part of its ordinary taxable income or net realized long-term capital gains that it distributes to shareholders. Distributions paid by the Fund from net investment income and short-term capital gains (but not distributions paid from long-term capital gains) will be taxable as ordinary income to shareholders, whether received in cash or reinvested in the Fund. Such ordinary income distributions will qualify for the dividends received deduction for corporations to the extent of the total qualifying dividends received by the Fund for the year. Shareholders who are citizens or residents of the United States will be subject to federal taxes with respect to long-term realized capital gains which are distributed to them, whether or not reinvested in the Fund and regardless of the period of time such shares have been owned by the shareholders. Detailed federal tax information will be furnished to each shareholder after the end of each calendar year.

     Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such months, will be deemed for federal tax purposes to have been received by the shareholders and paid by the Fund on December 31 of such year in the event such dividends are paid (as expected) during January of the following year.

     Prior to purchasing shares of the Fund, the impact of dividends or capital gains distributions which are expected to be announced or have been announced but not paid should be carefully considered. Any such dividends or capital gains distributions paid shortly after a purchase of shares by an investor prior to the record date will have the effect of reducing the per share net asset value of his or her shares by the per share amount of the dividends or distributions. All or a portion of such dividends or distributions, although in effect a return of capital, is subject to taxes, which may be at ordinary income tax rates.

     A taxable gain or loss may be realized by an investor upon his redemption, transfer or exchange of shares of the Fund, depending upon the cost of such shares when purchased and their price at the time of redemption, transfer or exchange.

     The information above relates only to federal taxes. Income and capital gains distributions may also be subject to state and local taxes.

                         SYSTEMATIC CASH WITHDRAWAL PLAN

     The Fund offers a Systematic Cash Withdrawal Plan as another option which may be utilized by an investor who wishes to withdraw funds from his account on a regular basis. To participate in this option an investor must either own or purchase shares having a value of $10,000 or more. Automatic payments by check will be mailed to the investor on either a monthly, quarterly, semi-annual or annual basis in amounts of $500 or more. All withdrawals are processed on the 25th of the month or, if such day is not a business day, on the next business day and paid promptly thereafter. Please complete the appropriate section on the Investment Application enclosed within this Prospectus, indicating the amount of the distribution and the desired frequency.

     An investor should realize that if withdrawals exceed income dividends and capital gain distributions, the invested principal will be depleted. Thus, depending on the size of the withdrawal payments and fluctuations in the value of the shares, the original investment could be exhausted entirely. An investor may change or stop the Plan at any time by written notice to the Fund. DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS MUST BE AUTOMATICALLY REINVESTED TO PARTICIPATE IN THIS PLAN. Stock certificates cannot be issued under the Systematic Cash Withdrawal program.

                            PERFORMANCE CALCULATIONS

           From time to time, performance information, such as total return for the Fund, may be quoted in advertisements or in communications to shareholders. The Fund's total return may be calculated on an average annual total return basis, and may also be calculated on an aggregate total return basis, for various periods. Average annual total return reflects the average annual percentage change in value of an investment in the Fund over the measuring period. Aggregate total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return assume that dividends and capital gains distributions made by the fund during the period are reinvested in Fund shares.


     The total return of the Fund may be compared to that of other mutual funds with similar investment objectives and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the total return of the Fund's shares may be compared to data prepared by Lipper Analytical Services, Inc. and to indices prepared by Dow Jones & Co., Inc. and Standard & Poor's Corporation and Morningstar Inc.

     Performance quotations of the Fund represent the Fund's past performance and should not be considered as representative of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Any fees charged by banks or other institutional investors directly to their customer accounts in connection with investments in shares of the Fund will not be included in the Fund's calculations of yield and total return.

                           DESCRIPTION OF COMMON STOCK

     The Fund is a Maryland corporation organized on March 12, 1993. The Fund's authorized capital is 200 million shares of Common Stock, par value $0.001 per share. Each share has equal voting, dividend and liquidation rights. The outstanding shares are, and shares offered by this Prospectus when issued for a consideration in excess of the par value will be fully-paid and non-assessable. Shares have no preemptive or conversion rights and are freely transferable.

     Shares may be issued as full or fractional shares and each fractional share has proportionately the same rights as provided for full shares.

     The Fund's shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so and, in such event, the holders of the remaining shares voting for the election of directors will not be able to elect any directors.

     The Fund does not presently intend to hold annual meetings of shareholders except as required by the Investment Company Act of 1940 or other applicable law. However, it should be noted that only 10% of the shareholders are necessary to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Fund will assist in shareholder communication in such matters.

                               GENERAL INFORMATION


     The Fund's complete address is:              Hudson Investors Fund, Inc.
                                                  50 Mt.  Prospect Avenue,
                                                  P.O. Box 2070
                                                  Clifton, New Jersey 07013

     Its telephone number is:                     (973) 458-8000


     As used in this Prospectus the term "majority" means the holders of the lesser of. (1) 67% of the Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or
(2) more than 50% of the Fund's outstanding shares.

                          CUSTODIAN AND TRANSFER AGENT


     Summit Bank, Hackensack, New Jersey serves as Custodian of all securities and cash owned by the Fund.

     The Custodian performs no managerial or policy making functions for the Fund. Pursuant to an agreement between the Custodian and the Administrator, the Administrator performs certain administrative and record keeping services for the Custodian. The Custodian re-allows a portion of its custody fee to the Manager for providing those services delegated to it by the Fund.

     Jersey Transfer and Trust Co., Verona, New Jersey serves as the Fund's Transfer Agent.

                               AUDITS AND REPORTS

     Investors in the Fund will be kept informed of its progress through quarterly reports showing diversification of portfolio, principal security changes, statistical data and other significant data and annual reports containing audited financial statements. The Fund's independent certified public accountants are M.R. Reis & Company, 87 Mountain View Avenue, Nutley, New Jersey 07110.

PROSPECTUS
August 19, 1997


INVESTMENT MANAGER
    Hudson Advisers, Inc.
    50 Mt.  Prospect Avenue
    P.O. Box 2070
    Clifton, New Jersey 07013
    Telephone (973) 458-8000

ADMINISTRATOR
    Hudson Investment Management, Inc.
    50 Mt.  Prospect Avenue
    P.O. Box 2070
    Clifton, New Jersey 07013
    Telephone (201) 458-8000

CUSTODIAN BANK
    Summit Bank
    Investment Management Division
    201 Main Street
    Hackensack, NJ 07602


TRANSFER AGENT
    Jersey Transfer and Trust Co.
    201 Bloomfield Avenue
    P.O. Box 36
    Verona, NJ 07044

INDEPENDENT ACCOUNTANTS
    M.R. Reis & Company
    (Formerly Reis-Studer)
    87 Mountain View Avenue
    Nutley, NJ 071 1 0


LEGAL COUNSEL
    John W. Belash, Esq.
    110 Wall Street, Suite 15B
    New York, NY 10005

                           HUDSON INVESTORS FUND, INC.



                           HUDSON INVESTORS FUND, INC.

                      STATEMENT OF ADDITIONAIL INFORMATION

                                 AUGUST 19, 1997




THIS STATEMENT OF ADDITIONAIL INFORMATION IS NOT A PROSPECTUS BUT SHOULD BE READ IN CONJUNCTION WITH THE CURRENT PROSPECTUS FOR HUDSON INVESTORS FUND, INC. (THE " FUND"), DATED AUGUST 19, 1997. A COPY OF THE PROSPECTUS FOR THE FUND MAY BE OBTAINED BY CONTACTING HUDSON INVESTORS FUND, ]INC., 50 MT. PROSPECT AVENUE, P.O. BOX 2070 CLIFTON, NEW JERSEY 07013, OR BY TELEPHONING (973) 458-8000.

                                TABLE OF CONTENTS


                                                                           Page


Statement of Additional Information ......................................   I-3

Investment Restrictions ..................................................   I-3

Directors and Officers of the Fund .......................................   I-4

The Investment Advisory Agreement ........................................   I-5

Portfolio Transactions and Brokerage Commissions .........................   I-5

Additional Information Concerning Taxes ..................................   I-6

Additional Information on Performance Calculations .......................   I-6

Financial Statements .....................................................   I-7

                       STATEMENT OF ADDITIONAL INFORMATION

     This Statement of Additional Information should be read in conjunction with the Prospectus of the Fund having the same date as this Statement of Additional Information. Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the Prospectus. No investment in shares of the Fund should be made without first reading the Prospectus of the Fund.

                             INVESTMENT RESTRICTIONS


     A list of the Fund's Investment policies and restrictions, including those policies and restrictions that can be changed by the Board of Directors without shareholder approval, can be found on page 3 of the Fund's Prospectus dated August 19, 1997.


     The following investment restrictions are deemed fundamental policies and may be changed only by the approval of the holders of a "majority" of the Fund's shares (as defined under "General Information"):

THE FUND WILL NOT:

1.   Borrow money or engage in collaterized or covered short sales.

2. Issue any senior securities (as defined in the Investment Company Act of 1940).

3.   Act as an underwriter of securities.

4.   Purchase or sell real estate.

5. Invest less than 75% of the value of its total assets in securities limited in respect to any one issuer to an amount not exceeding 5% of the value of its total assets, Government securities (as defined in the Investment Company Act of 1940), cash and cash items. (There is no similar restriction as to the investment of the balance of the Fund's total assets). It should be noted however that the Fund will not invest in any interest bearing instruments. Consequently, there may not be any Government Securities or cash items available to the Fund.

6. Purchase or own 10% or more of the outstanding voting securities of any electric or gas utility company (as defined in the Public Utility Holding Company Act of 1935).

7. Purchase the securities of an issuer, if, to the Fund's knowledge, one or more Officer or Directors of the Fund or of its Investment Advisor or Manager individually own more than 0.5%, and those owning more than 0.5% together own beneficially more than 5%, of the outstanding securities of such issuer.

8.   Make loans to other persons or lend or deposit money for interest.

9.   Invest in options or commodities.

10.  Invest more than 25% of the assets of the Fund in any one industry.

THE FOLLOWING INVESTMENT RESTRICTIONS MAY BE CHANGED BY THE BOARD OF DIRECTORS OF THE FUND.

1    Invest for the purpose of exercising control or management.

     The percentage limitations on investments are applied at the time an investment is made. An actual percentage in excess of a stated percentage limitation does not violate the limitation unless such excess exists immediately after an investment is made and results from the investment. In other words, appreciation or depreciation of the Fund's investments will not cause a violation of the limitations. In addition, the limitations will not be violated if the Fund receives securities by reason of a merger or other form of reorganization.

DIRECTORS AND OFFICERS OF THE FUND

     The following have consented to act as the directors and executive officers of the Fund. Their position with the Fund, their addresses, affiliations, if any, with the Investment Advisor or Manager, and principal occupations during the past five years are set forth below. An asterisk (*) after a name indicates an "interested person" as such term is defined in the Investment Company Act of 1940.

OFFICERS AND DIRECTORS


Akram Choudhry*, age 47, the Chairman and a Director of the Fund, has owned several privately held import/export concerns for over ten years. He holds a Bachelors of Accounting degree from Pace University, New York, New York, awarded in 1976. Mr. Choudhry is also chairman of Hudson Investors Group, Inc. a private fund located in Cedar Grove, New Jersey Mr. Choudhry owns more than 10% of the Fund's shares individually.


Javed Latef*, 53 years old, has been the President and a Director of the Fund since inception. Prior to that time he was President and continues to be President of the Hudson Investors Group, Inc., a private fund located in Cedar Grove, New Jersey. Mr. Latef is a Chartered Accountant in England and Wales, and, since 1990, has been a Certified Financial Planner. Mr. Latef received his MS, Business from the University of Edinburgh, Scotland. Mr. Latef is the sole shareholder, officer and director of the Manager and the Administrator.

DIRECTORS


Stephen M. Agins, age 58, is President of Agins Communications, a marketing conununications firm. Mr. Agins received his BS in Journalism from Adelphi University, New York.

Amer Choudhry*, age 24, received his BA from Montclair State University, Montclair, New Jersey. He is the son of Akram Choudhry, Chairman of the Board of Directors of the Company.

A. Bari Lateef, age 57, has been the Chief Executive Officer of Tri-State Laboratories for in excess of the last 5 years. He holds a Ph.D. in Chemistry from the University of Newcastle, England.

Rashid J. Khan, M.D., age 47, is a surgeon who earned his medical degree from King Edward Medical College, University of the Punjab, Lahore, Pakistan. He is a Diplomat of the American Board of Surgery, Fellow of the American College of Surgeons and Fellow of the International College of Surgeons.

Pieter J. de Jong, age 49; Attorney; Partner-de Jong & Weber; General Counsel First Connecticut Consulting Group, Inc., a diversified financial and investment services company. He holds a Doctorate in Law degree from University of Toledo.

E.J. Sobeck, age 46, is President of America Eagle Food Products, Inc. He has held several executive positions with multi-natonal food corporations.

     The officers and directors of the Fund receive no direct compensation from the Fund for services to it. There are no separate audit, compensation or nominating committees of the Board of Directors.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Akram Choudhry, 50 Mount Prospect Avenue, Clifton, NJ. 07013. Chairman and Director of the Fund owns 38% of the shares of the Fund individually. Mr. Choudhry is the only "control person" of the Fund.

Fisrt Trust Corp, Denver Colorado for the account of Mariano Marquez, owns more than 10% but is not a "control person".

                        THE INVESTMENT ADVISORY AGREEMENT

     The Investment Advisory Agreement (the "Agreement") requires the Manager to finish research, statistical and administrative services and advice, reports and recommendations with respect to the Fund's portfolio, and to compute the net asset value of the Fund's shares and maintain the books and records of the Fund. The Agreement provides that the Manager is not required to give the Fund preferential treatment as compared with the treatment given to any other customer or investment company. In addition, the Manager furnishes to the Fund office space and facilities necessary in connection with the operation of the Fund. The Fund pays, or arranges for others to pay, all other expenses in connection with its operations.

     The investment advisory fee payable under the Agreement is payable monthly, at an annual rate set forth in the Prospectus under "Investment Manager and the Administrator."

                          THE ADMINISTRATIVE AGREEMENT

     Hudson Investment Management, Inc. (the "Administrator") provides certain administrative services to the Fund, including assistance with all federal and state compliance matters. The Administrator receives a fee payable monthly at the annual rate set forth in the Prospectus under "Investment Manager and the Administrator."

     The Administrator also serves as the Fund's accounting services agent, and has responsibility for certain accounting services (e.g. computation of the net asset value of the Fund's shares and maintenance of the Fund's books and, financial records).

                PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

     The Investment Advisory Agreement contains provisions which authorize the Manager to recommend and cause the Fund to pay brokerage commissions in excess of commissions which might be charged by other brokers, where a determination is made that the amount of commission paid is reasonable in relation to the brokerage and research services provided by the broker to the Fund, viewed in terms of the particular transaction or the overall responsibilities of the Manager with respect to the Fund. In addition, the Investment Advisory Agreement recognizes that the Manager may, at its expense, acquire statistical and factual information, advice about economic factors and trends and other appropriate information from others in carrying out its obligations.

                     ADDITIONAL INFORMATION CONCERNING TAXES

     The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Potential investors should consult their tax advisors with specific reference to their own tax situation.

     As stated in the Prospectus, the Fund intends to qualify as a regulated investment company under the Internal Revenue Code for each taxable year. The Fund will not be treated as a regulated investment company for a taxable year if the Fund derives 30% or more of its gross income from the sale or other disposition of securities and certain other investments held for less than three months.


     Ordinary income of individuals is taxable at a maximum nominal rate of 39.6%. Net capital gains are taxed at three rates determined by the holding period of the assets. Net capital gains on assets held less than one year are taxed at ordinary income rates; net capital gains on assets held more than one year but less than eighteen months are taxed at a maximum rate of 28%; net capital gains on assets more than eighteen months are taxed at a maximum rate of 20%. For corporations, long-term capital gains and ordinary income are both taxable at a maximum nominal rate of 34% (or at a maximum effective marginal rate of 30% in the case of corporations having taxable income between $ 100,000 and $335,000).


     A 4% nondeductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal specified to percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

     If for any fiscal year the Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rate (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable as ordinary income to shareholders to the extent of the Fund's current and accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations.

     The foregoing discussion is based on Federal tax laws and regulations which are in effect on the date of this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action.

               ADDITIONAL INFORMATION ON PERFORMANCE CALCULATIONS

     From time to time, the Fund's total return may be quoted in advertisements, shareholders reports or other communications to shareholders.

TOTAL RETURN CALCULATIONS

     The Fund computes its aggregate total and average annual return by determining the average annual compounded rate of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment. This is done by dividing the ending redeemable value of the hypothetical $ 1,000 initial investment by $ 1, 000 and raising the quotient to a power equal to one dividend by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result.

This calculation can be expressed as follows:

                     P (1 + T) TO THE POWER OF n = ERV

                     P=        hypothetical initial investment of $1,000

  Where:             T=        average annual total return

                     n=        number of years

                     ERV= ending redeemable value of a hypothetical $1,000 investment made at the beginningof the period.

     Since performance will fluctuate, performance data for the Fund cannot necessarily be used to compare an investment in the Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance is generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses and market conditions. Additionally, shareholders should be aware that while certain banks have FDIC insurance, investments in the Fund are NOT insured.

                              FINANCIAL STATEMENTS

     The financial statements of the Fund which appear in this Statement of Additional Information have been examined by M.R. Reis & Company, 87 Mountain View Avenue, Nutley, New Jersey 07110, independent certified public accountants, whose report hereon appear elsewhere herein, and is included herein and in the Funds Prospectus in reliance upon the report of said firm of accountants given upon their authority as experts in accounting and auditing.

                          HUDSON INVESTMENT FUND, INC.
                              FINANCIAL STATEMENTS
                                DECEMBER 31,1996

      CONTENTS                                                             PAGE


Independent Auditors'Report .....................................           I-9


Statement of Assets and Liabilities
   as of December 31, 1996 ......................................           I-10

Investment in Securities as of
   December 31, 1996 ............................................           I-11

Statement of Operations for the Year
   ended December 31, 1996 ......................................           I-12

Statement of Cash Flows for the Year
   ended December 31, 1996 ......................................           I-13

Statements of Changes in Net Assets
   for the Year ended December 3 1, 1996 ........................           I-14

Selected Per Share Data and Ratio's .............................           I-15

Notes to Financial Statements as
   of December 3 1, 1996 ........................................           I-16

MR. Reis & Company (formerly Reis-Studer) C.P.A. Nutley, New Jersey 07110
                                 (973) 661-0377

                               M.R. REIS & COMPANY
                             (FORMERLY REIS-STUDER)
                           CERTIFIED PUBLIC ACCOUNTANT
                            87 MOUNTAIN VIEW AVIENUE
                            NUTLEY, NEW JERSEY 07110
                                 (973) 661-0377


                          INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders
Hudson Investors Fund, Inc.
50 Mt.  Prospect Ave., P.O. Box 2070
Clifton, New Jersey 07015

     We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Hudson Investors Fund, Inc. as of December 31, 1996, and related statements of operations for the year then ended and changes in net assets for the year ended, and the financial highlights of the year. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures include confirmation of investments owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hudson Investors Fund, Inc. at December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for the period then ended, and the selected financial highlights for the period then ended, in conformity with generally accepted accounting principles.

Nutley, New Jersey                                /s/ MR. REIS & CONWANY
February 23, 1996




 M.R- Reis & Company (formerly Reis-Studer) C.P.A. Nutley, New Jersey 07110
                                 (973) 661-0377

                           HUDSON INVESTORS FUND, INC.
                       STATEMENT OF ASSETS AND LIABILITIES
                             AS OF DECEMBER 31,1996

Assets

   Investments at value                                           $    92,814.70
   (Cost $87,022.00)
   Liquid Assets in Custodian Account                             $    34,051.37
   Cash                                                           $    27,102.32

   Other Assets: Organization Expense           $   125,000.00
                         Less amortization      $    (2,001.00)   $   122,999.00
                                                                  --------------
          Total Assets                                            $   276,967.39
                                                                  --------------

Liabilities

    Payable for:

     Investments purchased                                        $    38,712.50
     Accounts Payable                                             $     1,000.00
                                                                  --------------
                                                                  $    39,712.50
                                                                  --------------
Net Assets                                                        $   237,254.89
                                                                  --------------

Analysis of Net Assets

    Capital Stock, no par value
       1,000.000 shares authorized,
     25,771.4486 shares issued and outstanding                    $   232,383.81

    Net Unrealized Appreciation on Investments in Securities      $     5,792.70
    Net Retained Earnings                                         --------------

    Net Assets applicable to shares outstanding                   $   237,254.89
                                                                  --------------


                       See Notes to Financial Statements.
 MR. Reis & Company (formerly Reis-Studer) C.P.A. Nutley, New Jersey 07110
                                 (973) 661-0377

                           HUDSON INVESTORS FUND, INC.
                 PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31,1996


Market Segment                           Number of          Company                               Market Value       Percent of
                                          Shares                                                        $             Portfolio
Auto Sales                                   100          Ugly Duckling                             1,950.00            2.10
---------

Bio Tech                                   2,000          Pharmos                                   2,936.00            3.20
-------

Human Resources                              100          Vincam Group                              4,387.50            4.70
--------------

Leisure Products                          30,000          Classic Vision Entertainment             13,110.00           14.20
----------------

Medical Devices                            1,000          Candela Corp                              6,000.00            6.40
--------------
                                             300          Palomer Med. Tech.                        1,950.00            2.10

Oil Services                                 100          Trico Marine Services                     4,800.00            5.20
-----------

Prods for Semi-Conductor
------------------------
Ind                                          100          Cymer Inc.                                4,812.50            5.10
---
                                             100          Dupont Photomask                          4,537.50            4.89
                                             100          Sipex Corp                                3,225.00            3.50

Retail Marketing                          20,500          Hightec Inc.                             28,187.50           30.40
---------------

Software                                     100          Triteal Corp.                             2,125.00            2.29
-------

Telecom                                      100          Glenayre Tech.                            2,156.20            2.32
------
                                             100          Pacific Gateway                           3,650.00            3.90
                                             100          Sawtek Inc.                               3,962.50            4.30

Training Services                            100          Caribinder Intl.                          5,025.00            5.40
----------------

                                                                                                   92,814.70          100.00


                        See Notes to Financial Statements
    MR. Reis & Company (formerly Reis-Studer) C.P.A. Nutley, New Jersey 07110
                                 (973) 661-0377

                           HUDSON INVESTORS FUND, INC.
                             STATEMENT OF OPERATIONS
                           YEAR ENDED DECEMBER 31,1996

Income:

     Dividends &
     Interest                                                                $    1,091.36
                                                                             -------------
Expenses:

       Office expenses                                                       $      345.60

       Custodian and transfer agent fees                                     $    2,698.00

       Regulatory fees and related expenses                                  $    3,465.00

       Professional fees                                                     $    2,724.97

       Amortization of organizational expenses                               $    1,000.00
                                                                              -------------
                Total expenses                                               $   10,233.57
                                                                              -------------


Net Investment Income                                                        $   (9,142.21)
                                                                              -------------

Net realized and unrealized gain (loss) on investments

       Net realized loss on sales of investments                             $  (24,544.67)

       Change in net unrealized appreciation (depreciation) on investments   $    5,792.70

       Net gains on investments                                              $   33,701.06
                                                                              -------------

       Net Increase (decrease) in net assets resulting from operations       $   (5,806.88)
                                                                              -------------


                 See accompanying Notes to Financial Statements.
   M.R- Reis & Company (formerly Reis-Studer) C.P.A. Nutley, New Jersey 07110
                                 (973) 661-0377

                           HUDSON INVESTORS FUND, INC.
                             STATEMENT OF CASH FLOWS
                       FOR THE YEAR ENDED DECEMBER 31,1995

Cash Flows From Operating Activities:

Net Income                                                                         $    5,806.88

Adjustments to Reconcile Net Income to Net Cash Flows From Operating Activities:

      Change in Unrealized Appreciation on Investments in Securities               $    5,792.70
      Amortization of Organization Expense                                         $   (1,000.00)

Changes in Operating Assets and Liabilities:

      Other Assets                                                                 $   12,445.66
      Accounts Payable and Accrued Expenses                                        $   35,000.00

           Net Cash Flows From Operating Activities                                $   58,045.24
                                                                                   -------------
Cash Flows From Investing Activities:

      Capital Ctains                                                               $   33,701.06
      Capital Losses                                                               $  (24,544.67)
      Stock Transactions                                                           $  (22,705.13)

            Net Cash Flows From Financing Activities                               $  (13,548.74)
                                                                                   --------------

Net Increase (decrease) in Cash                                                    $   44,496.50
                                                                                   -------------

        Cash- Beginning of Year                                                    $   16,657.19
        Cash- End of Year                                                          $   61,153.69
                                                                                   -------------

Supplemental Disclosures of Cash Flow Information:

        Cash Paid During the Year for:
                                            Interest                   $0.00
                                            Income Taxes               $0.00


                        See Notes to Financial Statements
    MR. Reis & Company (formerly Reis-Studer) C.P.A. Nutley, New Jersey 07110
                                 (973) 661-0377

                           HUDSON INVESTORS FUND, INC.
                       STATEMENT OF CHANGES IN NET ASSETS
                           YEAR ENDED DECEMBER 31,1996


                                                                                 Year ended             December 31,
                                                                                    1996                    1995
Operations, dividends and capital share activity

    Net investment income                                                       $  1,091.36              $  2,424.00

    Net realized loss                                                           $  4,336.09              $(32,310.00)

    Changes in net unrealized depreciation                                      $  5,792.70              $(12,155.95)

    Net increase in net assets resulting from operations                        $  5,806.88              $(48,696.64)

Net increase (decrease) from capital share transactions                         $ 30,800.14              $  8,680.84
                                                                                -----------              -----------

    Total increase (decrease) in net assets                                     $(13,773.11)             $(82,057.75)

    Net Assets Beginning of Year                                                $251,028.00              $333,085.75

    End of year (including undistributed net investment
    income of $1,091.36 and $2,424.00 respectively)                             $237,254.89              $251,028.00
                                                                                -----------              -----------


                 See accompanying Notes to Financial Statements.
   M.R. Reis & Company (formerly Reis-Studer) C.P.A. Nutley, New Jersey 07110
                                 (973) 661-0377

                           HUDSON INVESTORS FUND, INC.
                        SELECTED PER SHARE DATA AND RATIO
                       FOR THE YEAR ENDED DECEMBER 31,1996


PER SHARE OPERATING PERFORMANCE:

NET ASSET VALUE, BEGINNING OF PERIOD                          $          8.52

NET INVESTMENT INCOME (LOSS) AND DIVIDENDS DECLARED           $          0.68

NET ASSET VALUE, END OF PERIOD                                $          9.20

TOTAL RETURN(%):                                                         7.981%

RATIOS: TO EXPENSES AVERAGE NET ASSETS (%):
                                                                         4.313%

NET INVESTMENT INCOME (LOSS)                                  $      5,806.88

SUPPLEMENTAL DATA:
NET ASSETS AT END OF PERIOD                                   $    237,254.89


                 See accompanying Notes to Financial Statements.
    MR. Reis & Company (formerly Reis-Studer) C.P.A. Nutley, New Jersey 07110
                                 (973) 661-0377

                           HUDSON INVESTORS FUND, INC.
                        NOTES TO THE FINANCIAL STATEMENTS
                             AS AT DECEMBER 31,1996

1    DESCRIPTION OF THE FUND

Hudson Investors Fund, Inc. (" the Company") is a registered investment company following guidelines for investing ethically. The Company does not invest in securities of companies in the tobacco, banking, gambling or brewery industries or companies that pollute the enviornment or condone apartheid, ethic cleansing or other inhuman behavior.

2    SIGNIFICANT ACCOUNTING POLICIIES

Investment valuation. Investments are stated at value. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Portfolio securities that are traded on a domestic securities exchange are valued at the last sale price (currently 4:00 p.m. New York time) on the exchange where primarily traded or, if there is no recent sale, at the last current bid quotation.

Portfolio securities are valued as follows:

     1. Securities listed or admitted to trading on any national securities exchange are valued at their last sale price on the exchange where the securities are principally traded.

     2. Securities traded in the over-the-counter market are valued at the last sale prices, if carried by NASDAQ, other over-the-counter securities are valued at the mean between the closing bid and asked prices obtained from a principal market maker.

     3. All other securities and assets are valued at their fair value as determined in good faith by the Board of Directors of the Fund, which may include the amortized cost method of securities maturing in sixty days or less and other cash equivalent investments.

3    INVESTMENT TRANSACTIONS AND INVESTMENT INCOME

Investment transactions are accounted for on the trade date ( date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Interest income includes premium and discounts amortization on money market instruments; it also includes original issue and market discount amortization on long-term fixed income securities. Realized gains and losses from investment transactions are reported on an.identified cost basis.

The fund may purchase securities with delivery or payments to occur at a later date. At the time the Fund enters into a conm-iitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value, The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to designate cash or other liquid assets equal to the value of the securities purchased. At December 31, 1996 the Fund had no purchase commitments.

Fund Share Valuation

Fund shares are sold and redeemed on a continuous basis at net asset value ( plus an initial sales charge on sales which have not been assessed since the funds inception). On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the earlier of 4:00 p.m. New York time or the close of the Exchange. The net asset value per share is determined separately for the one class of stock by dividing the Fund's net assets attributable to the class by the number of shares of the stock outstanding.

Federal income taxes and dividends to shareholders.

The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies for the year ended December 31, 1996. There is no accumulated net realized loss on sales of investments for federal income tax purposes at December 31, 1996.

Dividends are determined in accordance with income tax principles which may treat certain transactions differently than generally accepted accounting principles.

4    TRANSACTIONS WITH AFFILIATES

Management agreement.

The Fund has a management advisory agreement with Hudson Advisors, Inc. andHudson Investment Management, Inc. who are contracted to exact the following fees:

                    1.00%           Management fee
                     .25%           Administrative fee

These fees have not been enforced to date.

5    MARGIN LOAN

The Fund has no margin or loan accounts.

6    CAPITAL SHARE TRANSACTIONS

Transactions in capital stock for the year ended December 31, 1995 are as follows:

                                                SHARES               AMOUNT
                                              -----------          -----------
    Balance as of December 31, 1995            29,418.1426         $263,183.95

      Shares sold                              12,122.5900          108,070.00
      Shares redeemed                          15,769.2840          138,870.14
                                               -----------          ----------
                 Net Increases (decreases)     (3,646.6940)         (30,800.14)

      Balance as of December 31, 1996          25,771.4486         $232,383.81
                                               -----------         -----------

7    INVESTMENT TRANSACTIONS

Purchases and sales of investment securities were $280,049.55 and $289,173.50 respectively, for the year ended December 31, 1996.

8    THE FUND HAS NO LEASE OR OTHER FINANCIIAL COMMITMENTS

9    CONCENTRATION OF CREDIT RISK

Financial instruments which potentially subject the Fund to a concentration of credit risk consist principally of investments in securities. At times, such investments may be concentrated in a particular industry, but it is not the Fund's intention to concentrate its investments in any particular industry on a permanent basis.

10   LARGE SHARE HOLDERS

The fund has two shareholders' with over a 10% interest in the fund. They are Akram Choudhry and First Trust Corp. for the account of Mariano Marquez.


    MR. Reis & Company (formerly Reis-Studer) C.P.A. Nutley, New Jersey 07110
                                 (973) 661-0377

                           HUDSON INVESTORS FUND, INC.

                                    Form N-IA

Part C. Other Information.

Item 24, Financial Statements and Exhibits.

     (a)  Proposed Financial Statement filed with Part B.

     (b)  Exhibits:

          (1)  Articles of Incorporation.*
          (2)  By-Laws.*
          (3)  Not Applicable.
          (4) Provisions of Articles of Incorporations and By-Laws defining the rights of holders of securities being registered.*
          (5)  Form of Investment Advisory Agreement.*
          (6)  Not Applicable.
          (7)  Not Applicable.
          (8)  Form of Custodian Agreement-*
          (9)  Management Agreement. *
          (10) Opinion and Consent of Counsel.*
          (11) Consent of Certified Public Accountants.
          (12) Not Applicable.
          (13) Not Applicable.
          (14) Not Applicable.
          (15) Not Applicable.
          (16) Not Applicable.
          (17) Not Applicable.
          (25) Persons Controlled by or under Common Control with Registrant.
          (26) Number of Holders of Securities
          (27) Financial Data Schedule
          (28) Business and Other Conections of Advisor.
          (29) Principal Underwriter
          (30) Location of Accounts and Records.
          (31) Managements Services.
          (32) Undertakings.
          (33) Signatures.


----------
*    Previously filed.

Item 25.  Persons Controlled by or
under Common Control with Registrant.

     None


Item 26.  Number of Holders of Securities.


Title Class                                             Number of Record Holders
     Class A Common Stock,                                as of the date of this
     par value $0.001 per share                         Post Effective Amendment
                                                                  158


Item 27. lndemnification.

     Section 2-418 of the Corporations and Associations Article of the Annotated Code of Maryland gives Registrant the power to indemnify its directors and officers under certain situations. Article Seventh of Registrant's Articles of Incorporation, attached hereto as Exhibit (1) and Article II of Registrant's By-laws, attached hereto as Exhibit (2) provide for the indemnification of Registrant's directors and officers.

     Notwithstanding the foregoing, Article Seventh of Registrant's Article of the Annotated Code of Maryland gives Registrant the power (a) to purchase and maintain insurance for its directors and officers against any liability asserted against them and incurred by them in that capacity or arising out of their status as such, whether or not Registrant would have the power to indemnify such directors and officers under such statute, and (b) under certain circumstances to pay the reasonable expenses incurred by a director or officer in defending an action, suit or proceeding in advance of the final disposition of the action, suit or proceeding.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered the Registrant, will, unless in the opinion o fits counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28. Business and Other Connections of Advisor.

     The Investment Manager is wholly owned by the following individual, who also serves as the Manager's only director and officer.

     Javed Anver Latef, has spent the past six years as an independent, private investment consultant specializing in ethical investments.

Item 29. Principal Underwriter.

None

Item 30. Location of Accounts and Records.


     All records described in Section 31(a) of the 1940 Act and the Rules 17 CFR 270.3la-I to 3la-31 promulgated thereunder, are maintained by the Fund's Manager, Hudson Investment Management, Inc., 50 Mount Prospect Ave., P.O. Box 2070, Clifton, New Jersey 07013, except for those maintained by the Fund's Custodian, United Jersey Bank, 201 Main Street, Hackensack, New Jersey 07602.


Item 31.  Management Services.

None

Item 32.  Undertakings.

a. The Registrant undertakes to file an amendment to the Registration Statement with certified Financial Statements showing the initial capital received before accepting subscriptions from any persons in excess of 25 since Registrant is relying on Section 14(a)(3) of the Investment Company Act of 1940.

b. The Registrant undertakes to file a post-effective amendment, using Financial Statements which need not be certified, within four to six months of the effective date of Registrant's Securities Act of 1933 Registration Statement.

c.   Not applicable.

d. The Registrant undertakes that the Bylaws of the Fund have been amended so that a meeting of the shareholders can be called at the request of 10% of the shareholders.

e. The Registrant undertakes that it shall make the Annual Report of the Fund available to anyone without charge to the person requesting the Annual Report.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Amendment to this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Clifton, the State of New Jersey, on the 19th day of August 1997.

     The Registrant hereby certifies that the Post Amendment #2 meets all the requirements for effectiveness in Rule 485(b) under the Securities Act of 1933.


                                                     HUDSON INVESTORS FUND, INC.

                                                     By: /s/  Javed Latef
                                                         -----------------------
                                                          JAVED LATEF


     As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


Signature                              Title                     Date

/s/ Akram Choudhry                     Chairman of the
-------------------------              Board and Director        August 12, 1997
Akram Choudhry

/s/ Javed Latef                        President and             August 12, 1997
-------------------------              Director
Javed Latef

/s/ Stephen M. Agins                   Director                  August 12, 1997
-------------------------
Stephen M.   Agins

/s/ E.J. Sobeck                        Director                  August 12, 1997
-------------------------
E.J. Sobeck

/s/ Amer Choudhry                      Director                  August 12, 1997
-------------------------
Amer Choudhry

/s/ A. Bari Lateef                     Director                  August 12, 1997
-------------------------
A. Bari Lateef

/s/ Pieter J. de Jong                  Director                  August 12, 1997
-------------------------
Pieter J. de Jong

/s/ Rashid J. Khan                     Director                  August 12, 1997
-------------------------
Rashid J. Khan